INCOME TAXES (Details 1) - USD ($)	Mar. 31, 2019	Mar. 31, 2018
Equipment	$ 70,650	$ 70,350
Share issue costs	0	510
SR&ED pool	844,001	690,320
Other	1,022,309	535,510
Non-capital losses - Canada	2,796,469	2,515,170
Net operating losses - U.S.	5,911,320	4,331,850
Valuation allowance	(9,502,006)	(7,017,430)
Deferred Tax Liabilities, Net, Total	1,142,743	1,126,280
Deferred Tax Assets, Net	(1,142,743)	(1,126,280)
Intangibles and other	$ 0	$ 0